UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2017

Sanchez Production Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1000 Main Street, Suite 3000
Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01Other Events.

On May 26, 2017, Sanchez Production Partners LP (the “Partnership”) announced a change of trading symbol for its common units to “SNMP” (from “SPP”), which the Partnership anticipates will become effective on the NYSE MKT at the open of trading on Monday June 5, 2017.  The Partnership is also changing its name effective after market on Friday, June 2, 2017, as follows:

Current Name:	New Name:
Sanchez Production Partners LP	Sanchez Midstream Partners LP

In addition, the general partner of the Partnership will also change its name effective after market on Friday, June 2, 2017 from Sanchez Production Partners GP LLC to Sanchez Midstream Partners GP LLC.

On May 26, 2017, the Partnership issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the name change and ticker symbol change.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following materials are filed as exhibits to this Current Report on Form 8-K:

y
Exhibit No.	Exhibit

99.1	Press Release, dated May 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ PRODUCTION PARTNERS LP
By: Sanchez Production Partners GP LLC, its general partner

Date: May 26, 2017	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release, dated May 26, 2017